SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State or other
jurisdiction of             (Commission                      (IRS Employer
corporation)                File Number)                    Identification
No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9237
    including area code


                                    ------------------------------------
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On June 19, 2006, a complaint (the "Consolidated Complaint") captioned "In Re Riviera Holdings Corporation Shareholders' Litigation" was filed against Riviera Holdings Corporation (the "Company") and its directors in the District Court of Clark County, Nevada (the "Court") (Case No. A520100), as a consolidation of the class action complaints that the Company reported in its Form 8-Ks furnished to the Securities and Exchange Commission on April 11, 17, 25 and 28, 2006 (the "Prior Complaints"). The Consolidated Complaint was served on the Company on June 20, 2006 pursuant to a Stipulation and Pretrial Order entered by the Court, and is substantially similar to the Prior Complaints.

         The plaintiffs request the Court to do the following, among other things: (i) declare that the case is maintainable as a class action; (ii) declare that the Agreement and Plan of Merger, dated April 5, 2006 (the "Merger Agreement"), among Riv Acquisition Holdings Inc., Riv Acquisition Inc. and the Company is unlawful; (iii) enjoin consummation of the merger contemplated by the Merger Agreement "unless and until the Company adopts and implements a procedure or process to obtain the highest possible price for shareholders"; (iv) direct the defendants to disclose all material information before seeking shareholder approval of "any acquisition;" and
(v) impose a constructive trust, in favor of the plaintiffs, on any benefits improperly received by the defendants.
         The Company believes the allegations in the Consolidated Complaint and the Prior Complaints are without merit.
         The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as and when expressly set forth by such specific reference in such filing.

                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2006                         RIVIERA HOLDINGS CORPORATION

                                            By: /s/ Tullio Marchionne
                                            Tullio Marchionne
                                            Secretary